DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for the Dreyfus Institutional Prime Money Market Fund for its annual reporting period ended October 31, 1997. For the period, your Fund produced a yield of 5.29% and after taking into account the effect of compounding, the effective yield was 5.42%.*
THE ECONOMY
    With the level of inflation as low as it has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (GDP) - the dollar total of all goods and services produced in the United States - has grown in excess of 3% for the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
    The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee
(FOMC), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997, when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
    In fact, various economic measures indicate that inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price and Producer Price Indices. The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a level unmatched in 23 years.
    Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong, and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility that continuing strong economic growth, driving the unemployment rate even lower and so producing an upsurge in wage rates, might reignite inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.

THE MARKET AND THE PORTFOLIO
    Money market yields have essentially been neutral since the Fed increased the Federal Funds rate on March 25, 1997, to 5.50% from 5.25%. The benign outlook for inflation convinced market participants that the Fed would not need to tighten money market rates in the near future. This outlook is the same for the foreseeable future.
    The Fund invests in high-grade money market instruments such as commercial paper and repurchase agreements. At the end of the reporting period, the Fund's average maturity was at approximately 54 days. We are currently targeting an average maturity range of 40 to 60 days. We will be maintaining this target range because we believe this is a moderate approach in light of the fact that no significant changes are anticipated in the Federal Funds rate.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Laurie Carroll signature logo]

                              Laurie Carroll
                              Portfolio Manager
November 18, 1997
New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly.


DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                                          OCTOBER 31, 1997

                                                                                                       Principal
Negotiable Bank Certificates of Deposit-7.8%                                                             Amount          Value
                                                                                                     _____________   _____________
Canadian Imperial Bank of Commerce (Yankee)
  5.90%-6.01%, 6/29/98-8/7/98...............................................                         $  16,800,000   $  16,795,243
National Westminster Bank PLC (Yankee)
  6.14%, 6/2/98.............................................................                            20,000,000      19,997,772
Sumitomo Bank Ltd. (Yankee)
  5.55%, 11/12/97...........................................................                             5,000,000      5,000,015
                                                                                                                     _____________
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
  (cost $41,793,030)........................................................                                         $  41,793,030
                                                                                                                     =============
Commercial Paper-56.7%
AON Corp.
  5.61%-5.70%, 12/2/97-1/5/98...............................................                         $  18,000,000   $  17,854,867
Aetna Services Inc.
  5.59%, 12/8/97............................................................                            20,000,000      19,886,944
Alliance & Leicester PLC
  5.60%, 12/2/97............................................................                            10,000,000       9,952,467
Atlantic Asset Securitization Corp.
  5.57%, 11/17/97...........................................................                            20,000,000      19,950,756
Browning-Ferris Industries Inc.
  5.64%, 12/19/97...........................................................                            25,000,000      24,814,000
CXC Inc.
  5.65%, 1/29/98............................................................                            20,000,000      19,724,594
Coca-Cola Enterprises Inc.
  5.59%, 11/7/97............................................................                            20,000,000      19,981,600
Daimler-Benz North America Corp.
  5.70%, 2/18/98............................................................                            20,000,000      19,664,522
Eureka Securitization, Inc.
  5.65%, 1/8/98.............................................................                            20,000,000      19,789,578
HD Real Estate Funding Corp.
  5.62%, 1/5/98.............................................................                            15,249,000      15,096,192
Lehman Brothers Holdings Inc.
  5.63%-5.68%, 11/4/97-1/29/98..............................................        .                   25,000,000      24,921,528
Panasonic Finance Inc.
  5.63%, 1/12/98............................................................                            20,000,000      19,777,600
Preferred Receivables Funding Corp.
  5.64%, 1/7/98.............................................................                            26,550,000      26,274,772
RTZ America Inc.
  5.85%, 12/1/97............................................................                            20,000,000      19,905,333
Sanwa Business Credit Corp.
  5.62%-5.66%, 11/14/97-1/6/98..............................................                            25,000,000      24,826,508
                                                                                                                     _____________
TOTAL COMMERCIAL PAPER
  (cost  $302,421,261)......................................................                                          $302,421,261
                                                                                                                     =============


DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              OCTOBER 31, 1997

                                                                                                       Principal
Corporate Notes-24.3%                                                                                   Amount          Value
                                                                                                     _____________   _____________
Bank One, Columbus, N.A.
  5.66%, 5/18/98 (a)........................................................                         $  20,000,000   $  19,993,211
Bear Stearns Cos. Inc.
  5.56%-5.63%, 3/9/98-8/17/98 (a)...........................................                            24,000,000      24,038,493
Chase Manhattan Corp.
  5.54%, 1/15/98............................................................                             5,000,000       5,008,501
Chrysler Financial Corp.
  5.65%, 1/16/98............................................................                            10,000,000      10,006,184
General Motors Acceptance Corp.
  5.64%-5.91%, 12/10/97-4/15/98.............................................                            10,140,000      10,165,205
IBM Credit Corp.
  5.67%, 7/6/98 (a).........................................................                             5,000,000       4,998,356
IBM International Finance N.V.
  5.73%, 1/28/98............................................................                            10,000,000       9,997,099
Merrill Lynch & Co. Inc.
  5.68%, 5/11/98 (a)........................................................                            15,000,000      15,000,000
NationsBank Corp.
  5.53%, 1/15/98............................................................                             5,000,000       5,008,820
PHH Corp.
  5.63%, 6/11/98 (a)........................................................                            15,000,000      14,999,088
Transamerica Finance Corp.
  5.79%, 3/23/98............................................................                            10,000,000      10,044,740
                                                                                                                     _____________
TOTAL CORPORATE NOTES
  (cost $129,259,697).......................................................                                        $  129,259,697
                                                                                                                     =============
Short-Term Bank Notes-4.7%
Bank of New York Co. Inc.
  5.90%, 11/10/97
  (cost $25,000,000)........................................................                         $  25,000,000   $  25,000,000
                                                                                                                     =============
Repurchase Agreements-8.5%
Donaldson, Lufkin & Jenrette Securities Inc.,
  5.68% dated 10/31/97, due 11/3/97 in the
  amount of $45,021,300 (fully collateralized
  by $3,682,000 U.S.Treasury Bills due 12/11/97
  to 1/15/98, and by $18,744,000
  U.S.Treasury Bonds 6.00% to 14.25% due 2/15/2002
  to 2/15/2026 and by $17,672,000
  U.S.Treasury Notes 5.375% to 8.75% due 11/30/97 to
  6/30/2002, value $45,900,856).............................................                        $  45,000,000    $  45,000,000

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              OCTOBER 31, 1997

                                                                                                       Principal
Repurchase Agreements (continued)                                                                       Amount          Value
                                                                                                     _____________   _____________
Goldman, Sachs & Co.,
  5.67% dated 10/31/97, due 11/3/97 in the
  amount of $108,929 (fully collateralized
  by $117,000 U.S.Treasury Bills due 9/17/98
  value  $111,726)..........................................................                        $      108,878  $      108,878
                                                                                                                     _____________
TOTAL REPURCHASE AGREEMENTS
  (cost $45,108,878)........................................................        .                               $   45,108,878
                                                                                                                     =============
TOTAL INVESTMENTS
  (cost $543,582,866).............................................                                           102.0% $  543,582,866
                                                                                                             =====   =============
LIABILITIES, LESS CASH AND RECEIVABLES............................                                           (2.0%) $  (10,428,474)
                                                                                                             =====   =============
NET ASSETS........................................................                                           100.0% $  533,154,392
                                                                                                             =====   =============
Notes to Statement of Investments:
    (a) Variable interest rate-subject to periodic change.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                               OCTOBER 31, 1997
                                                                                                          Cost           Value
                                                                                                     _____________   _____________
ASSETS:                          Investments in securities-See Statement of Investments              $ 543,582,866   $ 543,582,866
                                 Interest receivable........................                                             3,018,487
                                                                                                                     _____________
                                                                                                                       546,601,353
                                                                                                                     _____________
LIABILITIES:                     Due to The Dreyfus Corporation.............                                                68,547
                                 Due to Distributor.........................                                                68,547
                                 Cash overdraft due to Custodian............                                                 9,481
                                 Payable for Capital Stock redeemed.........                                            13,300,386
                                                                                                                     _____________
                                                                                                                        13,446,961
                                                                                                                     _____________
NET ASSETS..................................................................                                         $ 533,154,392
                                                                                                                     =============
REPRESENTED BY:                  Paid-in capital............................                                          $533,163,931
                                 Accumulated net realized gain (loss) on investments                                        (9,539)
                                                                                                                     _____________
NET ASSETS..................................................................                                          $533,154,392
                                                                                                                     =============
SHARES OUTSTANDING
(4 billion shares of $.001 par value Capital Stock authorized)..............                                           533,163,931
NET ASSET VALUE, offering and redemption price per share....................                                                 $1.00
                                                                                                                             =====

STATEMENT OF OPERATIONS                                                                                YEAR ENDED OCTOBER 31, 1997
INVESTMENT INCOME
INCOME                       Interest Income................................                                          $ 31,546,110
EXPENSES:                    Management fee-Note 2(a).......................                         $     848,936
                             Shareholder servicing costs-Note 2(b)..........                               848,936
                                                                                                     _____________
                                Total Expenses....................                                                       1,697,872
                                                                                                                     _____________
INVESTMENT INCOME-NET.......................................................                                            29,848,238
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                                (9,373)
                                                                                                                     _____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $ 29,838,865
                                                                                                                     =============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Year Ended             Year Ended
                                                                                           October 31, 1997       October 31, 1996
                                                                                           ________________       ________________
OPERATIONS:
  Investment income-net..................................................                  $     29,848,238       $     30,143,776
  Net realized gain (loss) on investments................................                            (9,373)                  (166)
                                                                                           ________________       ________________
    Net Increase (Decrease) in Net Assets Resulting from Operations......                        29,838,865             30,143,610
                                                                                           ________________       ________________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..................................................                       (29,848,238)           (30,143,776)
  Net realized gain on investments.......................................                              ----                 (2,472)
                                                                                           ________________       ________________
    Total Dividends......................................................                       (29,848,238)           (30,146,248)
                                                                                           ________________       ________________
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold..........................................                     3,040,713,948          3,991,999,649
  Dividends reinvested...................................................                        11,533,601             12,134,814
  Cost of shares redeemed................................................                    (3,094,783,808)        (4,202,033,832)
                                                                                           ________________       ________________
    Increase (Decrease) in Net Assets from Capital Stock Transactions....                       (42,536,259)          (197,899,369)
                                                                                           ________________       ________________
      Total Increase (Decrease) in Net Assets............................                       (42,545,632)          (197,902,007)
NET ASSETS:
  Beginning of Period....................................................                       575,700,024            773,602,031
                                                                                           ________________       ________________
  End of Period..........................................................                  $    533,154,392       $    575,700,024
                                                                                           ================       ================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.(1)



                                                                Year Ended October 31,
                                                     ___________________________________________________
PER SHARE DATA:                                        1997       1996        1995        1994(2)   1993
                                                       ____       ____        ____        ____      ____
    Net asset value, beginning of period.........    $ 1.00     $ 1.00      $ 1.00      $ 1.00    $ 1.00
                                                       ____       ____        ____        ____      ____
    Investment Operations:
    Investment income-net........................      .053       .052        .056        .035      .030(3)
                                                       ____       ____        ____        ____      ____
    Distributions:
    Dividends from investment income-net.........     (.053)     (.052)      (.056)      (.035)    (.030)
                                                       ____       ____        ____        ____      ____
    Net asset value, end of period...............    $ 1.00     $ 1.00      $ 1.00      $ 1.00    $ 1.00
                                                       ====       ====        ====        ====      ====
TOTAL INVESTMENT RETURN..........................      5.42%      5.33%       5.77%       3.67%     3.04%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......       .30%       .30%        .30%        .29%      .27%
    Ratio of net investment income
      to average net assets......................      5.27%      5.25%       5.61%       3.58%     2.99%
    Net Assets, end of period (000's Omitted)....  $533,154   $575,700    $773,602    $681,781  $824,080
(1)  Prior to October 31, 1995, shares of the Fund were designated Class I shares. Effective November 1, 1995, the Fund's Class I and Class II
     designations were eliminated and the Fund became a single class Fund.
(2)  Effective October 17, 1994, The Dreyfus Corporation serves as the Fund's investment mananger. Prior to October 17, 1994, Mellon Bank, N.A. served as the Fund's investment manager.
(3)  For the year ended October 31, 1993 the investment adviser reimbursed expenses of the Fund amounting to $.0005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Institutional Prime Money Market Fund (the "Fund") is a series of The Dreyfus/Laurel Funds, Inc.
(the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering seventeen series including the Fund. The Fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high grade money market instruments. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"). Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
    (c) Repurchase agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.
    (d) Distributions to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of $9,540 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1997. If not applied, $167 of the carryover expires in fiscal 2004 and $9,373 expires in fiscal 2005.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds. Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.
    (b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the "Plan"), the Fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 1997, the Fund was charged $848,936 pursuant to the Plan.
    Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.
NOTE 3-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the line of credit.

DREYFUS INSTITUTIONAL PRIME MONEY MARKET FUND
INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



New York, New York
December 17, 1997



Registration Mark
[Dreyfus lion "d" logo]
DREYFUS INSTITUTIONAL PRIME
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N. A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940






Printed in U.S.A.                           922AR9710
Registration Mark
[Dreyfus logo]
Institutional Prime
Money Market Fund
Annual Report
October 31, 1997